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                                                                    Exhibit 10.1


                           FLEET SERVICES CORPORATION

                                  May 12, 1997

Mr. Dan Baker
Medallion Funding Corporation
205 East 42nd Street
Suite 2020
New York, NY 10017

Re:  Interest Rate Cap Transaction

Dear Mr. Baker:

     The purpose of this letter agreement is to confirm the terms and conditions of the Interest Rate Cap Transaction entered into between Fleet National Bank and Medallion Funding Corporation on the Trade Date referred to below (the "Cap Transaction"). For the purpose hereof, Fleet National Bank is referred to as "Party A" and Medallion Funding Corporation is referred to as "Party B".

     The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and the provisions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

     Notional Amount:     USD 10,000,000.00

     Trade Date:          May 12, 1997

     Effective Date:      May 13, 1997

     Termination Date:    May 13, 1999, subject to adjustment in
                          accordance with the Modified Following
                          Business Day Convention.

FIXED AMOUNTS:

     Fixed Rate Payer:    PARTY B

     Fixed Amount:        $36,000.00

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     Fixed Rate
     Payment Date:            May 13, 1997, subject to adjustment
                              in accordance with the Modified Following
                              Business Day Convention.

FLOATING AMOUNTS:

     Floating Rate Payer:     PARTY A

     Cap Rate:                7.00%

     Floating Rate

     Payment Dates:           The 13th of August, November, February and May
                              of each year, commencing on August 13, 1997 and ending on the Termination Date, subject to adjustment in accordance with the Modified
                              Following Business Day Convention.

     Floating Rate for
     Initial Calculation
     Period:                  To Be Determined

     Floating Rate Option:    USD-LIBOR-BBA

     Designated Maturity:     Three Month

     Spread:                  None

     Floating Rate Day
     Count Fraction:          Actual/360

     Reset Dates:             The first day of each Floating Rate Calculation
                              Period.

     Method of Averaging:     Not Applicable

     Compounding:             Not Applicable

     Business Day:            New York and London

     Governing Law:           New York State Law (without reference to choice
                              of law doctrine).

     Calculation Agent:       Fleet National Bank

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     Account Details:

     Payments to Fleet:       Please Debit Account:
                              Fleet Bank, N.A.
                              Medallion Funding Corporation
                              A/C# 2189006536

     Payments to Medallion
     Funding Corporation:     Please Credit Account:
                              Fleet Bank, N.A.
                              Medallion Funding Corporation
                              A/C# 2189006536

     2. Party B shall deliver to Party A, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on Party B's behalf, unless such evidence has previously been supplied and remains true and in effect.

     3. Each party has entered into this Cap Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Cap Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Cap Transaction, any subsequent actions relating to this Cap Transaction or any other matters relating to this Cap Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any such persons to the other party relating to this Cap Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us via fax (617) 241-1894/1987 or mail to:

                    Fleet Services Corporation
                    Attn:  Linda Marshall
                    MAILSTOP: MAMLSFTTOP
                    P.O. BOX 2197
                    BOSTON, MA 02106-2197

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     We are delighted to have completed this transaction with you.  If you have any questions regarding this confirmation please call Linda Marshall at (617) 241-1818.

                              FLEET NATIONAL BANK


                              By:  /s/ E. Seavey Bowdoin
                                   ---------------------
                              Name:  E. Seavey Bowdoin, SVP
                                    Capital Markets Operations

Accepted and confirmed as of
the date first written above:

Medallion Funding Corporation


By:  /s/ Daniel Baker
     ----------------
     Authorized Signatory
     Name:  Daniel Banker
     Title: Treasurer

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